Exhibit 99.2 Q1 2026 Financial Results Apollo Commercial Real Estate Finance, Inc. April 28, 2026 Unless otherwise noted, information as of March 31, 2026 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy; potential benefits and effects of the sale of the Asset Sale, as subsequently defined; and the amount and use of proceeds from the Asset Sale. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 19 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 18. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. 2

Q1 Summary Results Ø Net income available to common stockholders of $23 million, or $0.16 per diluted share of common stock 1 Ø Distributable Earnings of $31 million, or $0.22 per diluted share of common stock Financial Results 2 Ø Declared common stock dividends of $0.25 per share, which implies a dividend yield of 9.0% 3 Ø Total loan portfolio of $8.9 billion with weighted-average (“w/a”) unlevered all-in yield of 7.0% – 99% first mortgages – 93% floating rate Ø W/A risk rating of 3.0 (a) Loan Portfolio Ø Committed $300 million (fully funded at close) to new loans Ø Loan repayments and sales of $469 million 4 Ø Gross add-on fundings of $339 million Ø Maturity of the commercial mortgage loan secured by a hotel in Chicago, IL (“Chicago Hotel Loan”) was extended to May 2026 to correspond with the timing of the underlying hotel sale, which will repay our loan. The related secured debt was fully repaid during the quarter, and the loan remains on non-accrual status. (b) Ø Ended the quarter with total common equity book value of $1.6 billion Capitalization Ø Repurchased 2.9 million shares of common stock at a w/a price of $10.52 per share, resulting in book value per share accretion of $0.03 & Liquidity (c) Ø Ended the quarter with $285 million of total liquidity, including $229 million of cash and $56 million available leverage on our secured debt arrangements Ø Received a full repayment of a $247 million first mortgage secured by a portfolio of student housing properties located in the United Kingdom as well as a full repayment of a $100 million first mortgage secured by an office building located in Chicago, IL. Ø Repurchased an additional 3.9 million shares of common stock at a w/a price of $10.72 per share, resulting in book value per share accretion of $0.04 Subsequent Events Ø Board of directors approved a stock repurchase program for up to an aggregate of $150.0 million of our common stock (d) Ø Completed the sale of the Company’s commercial real estate loan portfolio to Athene Holding Ltd. (“Athene”) for a purchase price based on 99.7% of total th loan commitments on April 24 (the “Asset Sale”). All foreign currency hedges were unwound and proceeds from the Asset Sale were used to repay associated secured debt and corporate-level facilities. a) Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed b) Reflects book value per share (net of General CECL Allowance and depreciation) of $12.01 multiplied by shares of common stock outstanding (see page 4 for book value per share overview) c) Includes loan proceeds held by servicer 3 d) Excludes loans that were repaid prior to closing and the Chicago Hotel Loan with a carrying value of $42 million as of March 31, 2026, which is expected to repay after closing. See footnotes on page 19

Per Share Overview 1 Ø Q1 Distributable Earnings of $0.22 per share 5 Ø Q1 Dividend Yield on Book Value Per Share of 8.3% 1,6 5,(a) Book Value Per Share Distributable Earnings Per Share $0.25 $0.25 $12.14 $12.01 $0.26 $0.22 4Q'25 1Q'26 4Q'25 1Q'26 1 Distributable Earnings per Share § Quarterly Dividend § a) Undepreciated book value per share of $12.39 and $12.29, including General CECL Allowance per share of $0.32 and $0.30 in 4Q’25 and 1Q’26, respectively 4 See footnotes on page 19

APOLLO

Portfolio Activity & REO Overview


Q1 Portfolio Activity
($ in mm)
Add-on 4 Funding
$339
$300
New Funding
($469)
($70)
$8
$8,774
$8,882
4Q25
Fundings
Repayments
FX
Other 7
1Q26 6

Update on 111 West 57th Street

- **One contract closed** during Q1 generating ~$17 million of net sales proceeds
- **One unit under contract** for estimated net sales proceeds of ~$39 million



REO Overview & Update

- **Brooklyn Multifamily:** 591-unit, 53-story multifamily tower
  - **77% of Market Units** leased

($ in mm) As of March 31, 2026	Net Assets	Debt [a]	Net Equity [6]
Brooklyn Multifamily	$650	($366)	$284
D.C. Hotel	159	(74)	85
Atlanta Hotel	69	-	69
Massachusetts Healthcare[b]	24	-	24
Total REO Held for Investment [6]	**$902**	**($440)**	**$462**

a) Debt related to real estate owned represents construction financing on our Brooklyn Multifamily property (maximum commitment of $388 million and presented net of $0.4 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum commitment of $74 million and presented net of $0.2 million in deferred financing costs)

b) Massachusetts Healthcare is an equity method investment in a joint venture with other Apollo-managed entities that owns two hospitals in Massachusetts. The net asset balance represents our allocation of the net assets of the joint venture.

See footnotes on page 19

5

Loan Portfolio Overview Carrying Value/ W/A Unlevered All-in Yield 8 Loan Position 3,8,(a) Number of Loans on Loan Portfolio 99% First Mortgage $8.9 billion/54 Loans 7.0% W/A Remaining Fully-Extended 8 (b) W/A Portfolio Risk Rating W/A Portfolio Loan-to-Value 8,9 Term 3.0 59% 3.0 Years 8 8 Collateral Diversification Origination Vintage (c) 62% of Other $3,376 Mixed Use (e) Retail portfolio originated 5% 2% 5% post-2022 (d) Residential Data Centers 29% 6% Industrial $1,350 $1,317 11% $941 $547 $480 $297 $280 $162 $96 $73 $0 $0 Hotel Office 19% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 23% a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Other property types include urban predevelopment (3%) and pubs (2%) d) Residential property types include multifamily (11%), senior housing (11%), student housing (5%), and residential-for-sale (2%) 6 e) Retail property types include urban retail (4%) and lifestyle center (1%) See footnotes on page 19

Loan Portfolio Overview (cont’d) ($ in mm) United New Other (d) 6 Property Type Kingdom York City Europe Southeast West Midwest Other Total (a) Residential $488 / 5% $467 / 5% - $639 / 7% $261 / 3% $332 / 4% $404 / 5% $2,591 / 29% Office 865 / 10% 501 / 6% 520 / 6% - - 173 / 2% - 2,059 / 23% Hotel 236 / 3% 480 / 5% 294 / 3% 268 / 3% 137 / 2% 138 / 2% 125 / 1% 1,679 / 19% Industrial 224 / 3% 22 / 0% 310 / 3% 7 / 0% 223 / 2% 7 / 0% 172 / 2% 965 / 11% Data Centers - - - - 240 / 3% - 253 / 3% 493 / 6% (b) Retail 334 / 4% - 27 / 0% - - 96 / 1% - 457 / 5% Mixed Use 78 / 1% 156 / 2% - - - - - 233 / 2% (c) Other 213 / 2% - - 229 / 3% - - - 442 / 5% 6,10 Total $2,437 / 27% $1,626 / 18% $1,151 / 13% $1,144 / 13% $861 / 10% $746 / 8% $954 / 11% $8,919 / 100% ($37) General CECL Reserve 6 Carrying value, net $8,882 Collateral Diversification Sweden 3% Midwest 8% New York West United City 10% Kingdom 18% 27% Germany 8% Southeast 13% Italy 2% Powered by Bing © GeoNames, Microsoft, TomTom Powered by Bing a) Residential property types include multifamily (11%), senior housing (11%), student housing (5%), and residential-for-sale (2%) © GeoNames, Microsoft, Open Places, OpenStreetMap, TomTom b) Retail property types include urban retail (4%) and lifestyle center (1%) c) Other property types include urban predevelopment (3%) and pubs (2%) d) Other geographies include Southwest (5%), Northeast (3%), Mid-Atlantic (2%) and Other (<1%) 7 Note: Map does not show locations where percentages are lower than 2% See footnotes on page 19

Office Loan Portfolio Overview (a) 8 (b) Number of Loans Carrying Value First Mortgage W/A Loan-to-Value 58% 9 Loans $2.1 Billion 100% rd Loans with 3 Party Largest commitment 100% 8 W/A Risk Rating (c) Subordinate Debt leased to credit tenant 2.7 4 Loans $729 million 8 8 8,9 Origination Vintage Location Fully Extended Maturities Chicago, IL 8% $865 68% 32% Europe United States $585 New York City $509 24% London, UK $282 $865 43% $238 Various, Germany $100 5% Milan, $303 $271 Berlin, Italy $0 $100 $100 Germany 8% $0 12% 2026 2027 2028 2029 2030 US Maturities European Maturities a) Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Portfolio includes a £487 million ($644 million in USD), based on amortized cost, first mortgage secured by an office property in London which is 100% leased by a credit tenant for a 20-year term 8 Note: Location chart does not show locations where percentages are lower than 2% See footnotes on page 19

APOLLO

Senior Loan Portfolio

($ in mm) Residential	Property Type	Origination Date	Amortized Cost	Unfunded Commitments	Construction Loan	3rd Party Subordinate Debt	Fully-extended Maturity[9]	Location
Loan 1	Residential	02/2026	$297	-			03/2031	Various, US
Loan 2	Residential	12/2021	243	8			02/2027	Various, UK
Loan 3	Residential	11/2025	240	8		Y	11/2030	Manhattan, NY
Loan 4	Residential	08/2025	238	15			09/2030	Various, US
Loan 5	Residential	04/2024	157	-			05/2029	Emeryville, CA
Loan 6	Residential	08/2024	154	-			08/2029	Various, UK
Loan 7	Residential	04/2025	153	-			04/2030	Various, US
Loan 8	Residential	09/2025	152	32			09/2030	Charlotte, NC
Loan 9	Residential	04/2025	149	-			05/2030	Jersey City, NJ
Loan 10	Residential	03/2025	133	-		Y	04/2029	Port St. Lucie, FL
Loan 11[12]	Residential	08/2022	112	-			11/2026	Manhattan, NY
Loan 12	Residential	06/2024	99	-			07/2029	Washington, DC
Loan 13	Residential	10/2024	97	-			11/2029	Various, US
Loan 14	Residential	08/2025	91	12			08/2030	Various, UK
Loan 15	Residential	02/2025	89	-		Y	02/2030	Miami, FL
Loan 16	Residential	05/2021	73	-			12/2027	Cleveland, OH
Loan 17	Residential	05/2025	64	-		Y	05/2030	Manhattan, NY
Subtotal - Residential			$2,541	$75				
Office								
Loan 18[(a)]	Office	02/2022	643	82		Y	12/2028	London, UK
Loan 19	Office	12/2025	271	75			12/2030	Manhattan, NY
Loan 20	Office	06/2019	238	32			06/2030	Berlin, Germany
Loan 21	Office	01/2020	230	23		Y	08/2027	Long Island City, NY
Loan 22	Office	02/2020	222	48		Y	03/2028	London, UK
Loan 23	Office	02/2022	171	-			06/2027	Milan, Italy
Loan 24	Office	11/2022	100	-			09/2026	Chicago, IL
Loan 25	Office	03/2018	73	-		Y	09/2027	Chicago, IL
Subtotal - Office			$1,948	$260				

a) Loan is secured by an office property which is 100% leased by a credit tenant for a 20-year term

See footnotes on page 19

9

APOLLO

Senior Loan Portfolio (cont.)

($ in mm) Hotel	Property Type	Origination Date	Amortized Cost	Unfunded Commitments	Construction Loan	3rd Party Subordinate Debt	Fully-extended Maturity[9]	Location
Loan 26	Hotel	12/2023	$333	$10			12/2028	Various, Europe
Loan 27	Hotel	10/2025	228	12		Y	10/2028	London, UK
Loan 28	Hotel	07/2021	180	-			08/2026	Various, US
Loan 29	Hotel	09/2025	149	-			10/2030	Manhattan, NY
Loan 30	Hotel	09/2015	139	-			12/2026	Manhattan, NY
Loan 31	Hotel	06/2024	131	-			06/2029	St. Petersburg, FL
Loan 32	Hotel	08/2025	125	2		Y	09/2030	San Diego, CA
Loan 33	Hotel	06/2024	110	5			07/2029	Brooklyn, NY
Loan 34	Hotel	12/2024	84	2		Y	01/2030	Indianapolis, IN
Loan 35	Hotel	12/2025	82	-		Y	04/2027	Manhattan, NY
Loan 36	Hotel	12/2024	75	-		Y	12/2029	New Orleans, LA
Loan 37[11]	Hotel	05/2019	42	-			05/2026	Chicago, IL
Subtotal - Hotel			**$1,678**	**$31**				
Industrial								
Loan 38	Industrial	03/2021	254	-			05/2027	Various, Sweden
Loan 39	Industrial	04/2025	246	2			05/2030	Various, US
Loan 40	Industrial	11/2025	184	24			12/2030	Various, US
Loan 41	Industrial	08/2025	119	11			08/2030	Various, Europe
Loan 42	Industrial	08/2024	108	11			08/2029	Various, UK
Subtotal - Industrial			**$911**	**$48**				
Data Center								
Loan 43	Data Center	05/2025	253	110	Y		06/2030	Abilene, TX
Loan 44	Data Center	03/2025	240	59	Y	Y	02/2030	West Jordan, UT
Subtotal - Data Center			**$493**	**$169**				

10

See footnotes on page 19

Senior Loan Portfolio (cont.) ($ in mm) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended 9 Location Retail Type Date Cost Commitments Loan Subordinate Debt Maturity Loan 45 Retail 12/2024 $333 - 07/2030 London, UK 11 Loan 46 Retail 11/2014 96 - 09/2026 Cincinnati, OH Subtotal - Retail $429 - Mixed Use Loan 47 Mixed Use 03/2022 156 13 03/2029 Brooklyn, NY Loan 48 Mixed Use 05/2025 78 - 05/2027 London, UK Subtotal - Mixed Use $234 $13 Other Loan 49 Urban Predevelopment 12/2022 135 - 04/2026 Miami, FL Loan 50 Urban Predevelopment 10/2025 94 50 11/2030 Miami, FL Loan 51 Pubs 12/2023 213 - 01/2029 Various, UK Y (a) Loan 52 Portfolio 06/2021 191 9 06/2027 Various, Germany Subtotal - Other $633 $59 Subtotal/W.A. - First Mortgage $8,867 $655 3.0 Years a) Includes portfolio of office, industrial, and retail property types 11 See footnotes on page 19

Subordinate Loan Portfolio ($ in mm) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended 9 Location Type Date Cost Commitments Loan Subordinate Debt Maturity 11,12 Loan 53 Residential 05/2020 $28 - 11/2026 Manhattan, NY 12 Loan 54 Residential 06/2015 23 - 11/2026 Manhattan, NY Total $51 - Subtotal/W.A. - Subordinate $51 - 0.6 Years 6,10 Total/W.A. - Loans $8,918 $655 3.0 Years General CECL Reserve ($37) 6 Total/W.A. - Loans, Net $8,882 $655 12 See footnotes on page 19

APOLLO

Capital Structure Overview


Q1'26 Capital Structure Composition
($ in mm)
$6,505 (66%)
Secured Debt Arrangements(a),(b),(c)
$440 (4%)
Debt Related to Real Estate Owned
Term Loan B $744 (7%)
Senior Secured Notes $500 (5%)
$1,244 (12%)
$169 (2%)
Preferred Stock(d)
$1,642 (16%)
Common Equity Book Value(e)
Post Asset Sale Capital Structure Composition(g)
($ in mm)
$440 (20%)
Debt Related to Real Estate Owned
$169 (8%)
Preferred Stock(d)
$1,613 (72%)
Common Equity Book Value(f)
Includes $1.3B of cash

a) W/A rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.02% / GBP: +1.92% / EUR: +1.92% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions
c) Consists of eight secured credit facilities, one revolving credit facility and one private securitization
d) Series B-1 Preferred Stock is generally not convertible into or exchangeable for any other property or any other of our securities at the election of the holders. On and after July 15, 2026, we may, at our option, redeem the shares at a redemption price of $25.00 (equating to $169 million liquidation preference), plus any accrued unpaid dividends to, but not including, the date of the redemption
e) Reflects book value per share (net of General CECL Allowance and depreciation) of $12.01 multiplied by shares of common stock outstanding as of March 31, 2026
f) Reflects book value per share (net of accumulated depreciation as of March 31, 2026) of $12.15, without giving pro forma effect to quarter-to-date real estate owned activity and related financing, as well as certain quarterly accruals, multiplied by shares of common stock outstanding as of April 24, 2026
g) As of April 24, 2026, unless otherwise noted

See footnotes on page 19

13

APOLLO

Mitigating Foreign Exchange Risk

We have taken several risk mitigating steps to structure and fund our non-US loan portfolio and associated secured financing facilities to position ARI for fluctuating foreign exchange rates

Foreign Exchange Rate Change (Local/USD)



1.29x
1.08x
0.10x
1.37x
1.18x
0.11x
1.34x
1.17x
0.11x
1.35x
1.17x
0.11x
1.32x
1.16x
0.10x
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
GBP
EUR
SEK

% FX Change YoY

- GBP: 2%
- EUR: 7%
- SEK: 6%

Mitigating Foreign Exchange Risk

- Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans.
  - 78% weighted average advance on total foreign loan portfolio
- Net equity and net interest income of foreign loans are economically hedged through forward currency contracts
  - Forward point impact on forward currency contracts resulted in a $3.9 million realized gain in Q1 2026

Foreign Loan Capital Stack

($ in mm)



$3,604
$2,800
$804
78%
22%
Offset by local currency denominated secured debt arrangements
Hedged with forward currency contracts
Net Equity
Secured Debt

Q1 Gain (Loss) on Net Equity

($ in mm)	As of March 31, 2026			Q1 2025
Currency	Carrying Value[(a)]	Secured Debt	Net Equity	Net Loss[(b)]
GBP	$2,420	($1,925)	**$495**	**($12)**
EUR	$930	($671)	**$259**	**($5)**
SEK	$254	($204)	**$50**	**($1)**
Total	**$3,604**	**($2,800)**	**$804**	**($18)**
Q1 gain (loss) on forward contracts[(c)]				**$15**

a) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing
b) Represents the net gain (loss) on foreign loan principal and respective foreign secured debt arrangements for the quarter ended March 31, 2026.
c) Represents net gain (loss) on forward contracts for the quarter ended March 31, 2026, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

Private and Confidential 14

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings 15

Consolidated Balance Sheets ($ in thousands - except share data) March 31, 2026 December 31, 2025 Assets: Cash and cash equivalents $126,847 $139,825 (a)(b) Commercial mortgage loans, net 8,830,428 8,712,018 (b) Subordinate loans, net 51,190 62,198 Real estate owned, held for investment, net (net of $38,419 and $34,438 accumulated depreciation in 2026 and 2025, respectively) 852,115 842,947 Other assets 208,631 143,979 Derivative assets, net 17,772 - Total Assets $10,086,983 $9,900,967 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net $6,494,368 $6,268,550 Senior secured term loans, net 726,711 727,533 Senior secured notes, net 497,421 497,226 Debt related to real estate owned, held for investment, net 439,168 424,703 (c) Accounts payable, accrued expenses and other liabilities 109,496 91,462 Derivative liabilities, net - 26,791 Payable to related party 8,126 8,612 Total Liabilities $8,275,290 $8,044,877 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2026 and 2025 $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 136,724,839 and 138,943,831 shares issued and outstanding in 2026 and 2025, respectively 1,367 1,389 Additional paid-in-capital 2,671,533 2,704,316 Accumulated deficit (861,275) (849,683) Total Stockholders’ Equity $1,811,693 $1,856,090 Total Liabilities and Stockholders’ Equity $10,086,983 $9,900,967 a) Includes carrying value of $8,677,452 and $8,424,605 pledged as collateral under secured debt arrangements in 2026 and 2025, respectively. b) Net of $375,498 and $376,754 CECL Allowances comprised $37,498 and $38,754 General CECL Allowance in 2026 and 2025, respectively, and $338,000 Specific CECL Allowance in 2026 and 2025. c) Includes $3,726 and $5,759 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2026 and 2025, respectively. 16 See footnotes on page 19

Consolidated Statement of Operations ($ in thousands - except share and per share data) Three Months Ended March 31, 2026 2025 Net interest income: Interest income from commercial mortgage loans $149,989 $143,985 Interest income from subordinate loans and other lending assets - 557 Interest expense (113,922) (105,057) Net interest income $36,067 $39,485 Revenue from real estate owned operations 22,567 26,331 Total net revenue $58,634 $65,816 Operating expenses: General and administrative expenses (includes equity-based compensation of $3,047 and $3,430 in 2026 and 2025, respectively) (5,952) (6,652) Management fees to related party (8,118) (8,564) Operating expenses related to real estate owned (18,218) (20,767) Depreciation and amortization on real estate owned (3,981) (2,456) Total operating expenses ($36,269) ($38,439) Other income, net $1,413 $1,883 Loss from equity method investment (274) (689) Decrease (Increase) in current expected credit loss allowance, net 3,289 (4,008) Foreign currency translation gain (loss) (17,148) 40,558 Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of $44,494 and ($41,829) in 2026 and 2025, respectively) 16,812 (38,972) Loss on interest rate hedging instruments (includes unrealized loss of ($174) in 2025) - (42) Net income before taxes $26,457 $26,107 Income tax provision (230) (116) Net income $26,227 $25,991 Preferred dividends (3,068) (3,068) Net income available to common stockholders $23,159 $22,923 Net income per basic share of common stock $0.16 $0.16 Net income per diluted share of common stock $0.16 $0.16 Basic weighted-average shares of common stock outstanding 139,110,347 138,639,004 Diluted weighted-average shares of common stock outstanding 139,709,831 138,991,818 Dividend declared per share of common stock $0.25 $0.25 17 See footnotes on page 19

1 Reconciliation of GAAP Net Income to Distributable Earnings ($ in thousands - except share and per share data) Three Months Ended 1 March 31, 2026 December 31, 2025 Distributable Earnings : $23,159 $26,131 Net income available to common stockholders: Adjustments: Equity-based compensation expense 3,047 3,385 Loss (gain) on foreign currency forwards (16,812) 1,839 Foreign currency loss (gain), net 17,148 (2,160) Realized gains (losses) relating to interest income on foreign currency hedges, net (416) 59 Realized gains relating to forward points on foreign currency hedges, net 3,864 2,099 Depreciation and amortization on real estate owned 3,981 3,403 Increase (decrease) in current expected credit loss allowance, net (3,289) 2,474 Total adjustments 7,523 11,099 1 Distributable Earnings: $30,682 $37,230 1 Weighted-average diluted shares – Distributable Earnings Weighted-average diluted shares – GAAP 139,709,831 139,348,728 13 2,060,564 1,825,485 Weighted-average unvested RSUs 1 Weighted-average diluted shares – Distributable Earnings 141,770,395 141,174,213 1 Diluted Distributable Earnings per share of common stock $0.22 $0.26 18 See footnotes on page 19

Footnotes 1. Distributable Earnings: Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, and (v) provision for current expected credit losses. Please see page 18 for a reconciliation of GAAP net income to Distributable Earnings. 2. Reflects closing share price on April 27, 2026. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Add-on fundings represent fundings subsequent to loan closing. 5. Book value per share, or “BVPS”, of common stock is common stockholders’ equity divided by shares of common stock outstanding. 6. Amounts and percentages may not foot due to rounding. 7. Other includes changes in General CECL Allowance, cost recovery interest, PIK interest, and the accretion of loan costs and fees. 8. Based on loan amortized cost, net of Specific CECL Allowance. 9. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 10. Gross of $37 million of General CECL Allowance. 11. Amortized cost for these loans is net of the recorded Specific CECL Allowances. 12. Loans are secured by the same property. 13. Unvested RSUs are net of incremental shares assumed repurchased under the treasury stock method, if dilutive. For the three months ended March 31, 2026 and December 31, 2025, there were 599,484 and 405,421 incremental shares included, respectively 19